Media Relations Susan Lehman slehman@virtra.com	Investor Relations Matt Glover or Charlie Schumacher vtsi@liolios.com (949) 574-3860

PRESS RELEASE

VirTra Acquires Simulated Firearm Technology Patent Portfolio from Tiberius Technology

TEMPE, Ariz. – February 14, 2019 – VirTra, Inc. (NASDAQ: VTSI), a global provider of training simulators for law enforcement, military, educational and commercial markets, has acquired various intellectual property assets and proprietary designs related to simulated firearm technology from Tiberius Technology, LLC dba Innotech Dynamics (Innotech).

VirTra intends to use these newly acquired patents to enhance its current product lineup of recoil kits as well as create new, state-of-the-art, training equipment for both military and law enforcement simulation training. Additionally, Innotech will provide ongoing consulting support to VirTra as the company integrates the technology into its existing product portfolio.

Over the years, VirTra has developed a reputation for producing extremely powerful, highly reliable and realistic recoil kits. VirTra’s current lineup of “drop in” recoil kits include electronically controlled jamming capabilities that can be integrated with both pistols and rifles. While VirTra will continue to offer its current recoil kits, the company plans to leverage the Innotech patent portfolio and proprietary designs to further enhance and differentiate these products. A key enhancement and new feature to the recoil kits will include running out of ammunition, which is simulated by a slide that locks back after the trainee has fired the last round, and mechanical jamming that does not require batteries or electronics.

“One of the greatest challenges of simulation training, and one of the most crucial components in determining its efficacy, is the accurate and safe replication of live firearms,” said Bob Ferris, VirTra’s CEO and Chairman. “Innotech’s technology, designs and know-how provide us with a unique opportunity to enhance the realism of our already industry-leading recoil kits. We’ve seen increasing demand from top firearm instructors for products that accurately simulate running out of ammunition and jamming and that can be used in the safe environment provided by simulation training. Ultimately, this technology strengthens our core business and overall competitive position as it provides us with patented enhanced abilities to meet the specific training needs of the military market and the additional training requirements of law enforcement.”

Tyler Tiberius, Member of Tiberius Technology, added: “When we created our unique innovations for drop-in recoil kits, our goal was to enhance the effectiveness of simulation training for police, military personnel or civilians. The combination of VirTra’s best-in-class recoil kit products with our industry-leading technology should result in the most realistic and reliable products in the market. Over the past 15 years, VirTra has built a reputation as the key innovator for effective simulation training, and I’m incredibly proud to have our intellectual property propel their efforts forward for the benefit of those who serve and protect.”

You can find further information about drop-in firearm recoil kit technology offered by VirTra at: www.virtra.com/contact.

About VirTra

VirTra is a global provider of training simulators for law enforcement, military, educational and commercial markets. The Company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through realistic and highly-effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

Forward-Looking Statements

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